CORTECH, INC.
                                 376 MAIN STREET
                                   P.O. BOX 74
                          BEDMINSTER, NEW JERSEY 07921
                                 (908) 234-1881

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 17, 2005

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cortech, Inc. (the "Company") will be held on Tuesday, May 17, 2005 at 8:30 a.m., local time, at, The Olde Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920 for the purpose of considering and acting upon the following matters:

     1.   To elect five directors to serve until the next Annual Meeting.

     2. To ratify the selection of Amper Politziner & Mattia, P.C. as Independent Auditors of the Company for the fiscal year ended December 31, 2005.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment(s), postponement(s) or continuation(s) thereof.

     Only stockholders of record and their proxies at the close of business on April 1, 2005, are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments, postponements or continuations thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours by any stockholder for any purposes germane to the meeting, at the Company's offices at 376 Main Street, Bedminster, New Jersey 07921, for a period of at least ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person, however, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose. If you attend the Annual Meeting, you may vote in person even though you returned a Proxy.

                                        By Order of the Board of Directors

                                        /s/ Paul O. Koether
                                        -------------------------------
                                        Paul O. Koether
                                        Chairman and President
Date: April 18, 2005
                             YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed Proxy as promptly as possible and return it in the enclosed envelope.

                                  CORTECH, INC.
                                 376 MAIN STREET
                                   P.O. BOX 74
                          BEDMINSTER, NEW JERSEY 07921
                                 (908) 234-1881
                            ------------------------

                     PROXY STATEMENT FOR THE ANNUAL MEETING

                                  MAY 17, 2005

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     This Proxy Statement is being furnished to the stockholders of Cortech, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies, in the form enclosed, by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, May 17, 2005, at 8:30 a.m. at The Olde Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920, and at any and all adjournments, postponements or continuations thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's telephone number is (908) 234-1881.

     These proxy solicitation materials are first being mailed on or about April 18, 2005 to all stockholders entitled to vote at the Annual Meeting.

Voting Rights and Solicitation of Proxies

     Only stockholders of record or their duly appointed proxies at the close of business on April 1, 2005 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 3,595,780 shares of the Company's common stock, $.002 par value per share (the "Common Stock"), were issued and outstanding. The presence, either in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting.

     Holders of Common Stock are entitled to one vote, in person or by proxy, for each share of Common Stock owned on the Record Date.

     Valid proxies will be voted in accordance with the instructions indicated thereon. Absent instructions to the contrary, shares represented by valid proxies will be voted; (a) FOR Proposal 1 to elect as directors the five nominees listed under the caption "Election of Directors" and; (b) FOR Proposal 2 to ratify Amper, Politziner & Mattia, P.C. as Independent Auditors for the fiscal year ended December 31, 2005. No other business is expected to come before the Annual Meeting but should any other matter requiring a vote of stockholders properly arise, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matter.

     Execution of the enclosed proxy card will not prevent a stockholder from attending the Annual Meeting and voting in person. Any proxy may be revoked at any time prior to the exercise thereof by delivering a written revocation or a new proxy bearing a later date to the Secretary of the Company, 376 Main Street, Bedminster, New Jersey 07921, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, however, in and of itself constitute revocation of a proxy.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

     Abstentions and broker "non-votes" are included in the determination of the number of shares present at the meeting for quorum purposes. An abstention will have the same effect as a negative vote, but broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to stockholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Five directors are to be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Unless otherwise indicated, the persons named in the enclosed form of proxy will vote FOR each nominee named below. The persons nominated for election have agreed to serve if elected, and management has no reason to believe that such nominees will be unable to serve. However, in the event that any of such nominees becomes unable or unwilling to accept nomination or election as a result of an unexpected occurrence, the shares represented by the enclosed proxy will be voted for the election of such substitute nominee as management may propose. The affirmative vote of a plurality of the shares present and entitled to vote at the meeting will be necessary for a nominee to be elected as a director. Abstentions and broker non-votes will have no effect in the election of directors.

     Set forth below is biographical information for the persons nominated for election to the Board of Directors including information furnished by them as to their principle occupations at present and for the past five years, certain directorships held by each, their ages as of April 1, 2005 and the year in which each director became a director of the Company.

Nominees for Directors

     Paul O. Koether, 68, Chairman and Director of the Company since September 1998 and President of the Company since October 2003, is principally engaged in the following businesses: (i) as Chairman and a director of Kent Financial Services, Inc. ("Kent") since July 1987 and President and general partner from 1990 until December 31, 2003, when it was dissolved, of Shamrock Associates, an investment partnership which was the principal stockholder of Kent and (ii) various positions with affiliates of Kent, including Chairman from 1990 to 2003 and a registered representative since 1989 of T. R. Winston & Company, LLC. ("Winston"), a retail broker dealer. Mr. Koether is also the President of Asset Value Management, Inc. ("AVM"), a wholly owned subsidiary of Kent. AVM is the sole general partner of Asset Value Fund Limited Partnership ("AVFLP") founded in 1991 to provide investment advisory services. AVFLP is the owner of 50.06% of the Company's outstanding common stock. Mr. Koether also has been Chairman since April 1988, President from April 1989 to February 1997 and director since March 1988 of Pure World, Inc., ("Pure World") and since December 1994 has been a director and since January 1995 has been Chairman of Pure World's wholly-owned subsidiary, Pure World Botanicals Inc.("PWBI") a manufacturer and distributor of natural products. He was also Chairman and a director of Pure World's principal stockholder, Sun Equities Corporation, ("Sun") a private company until it was merged into Pure World in 2004.

     James L. Bicksler, Ph.D., 67, Director of the Company since September 1998, is a Professor of Finance and Economics, School of Business, Rutgers University, where he has been since 1969.

     Diarmuid F. Boran, 45, Director of the Company since May 2003. Mr. Boran has been Entrepreneur in Residence for the Kansas Technology Enterprise Corporation (KTEC) since March 2005 and has also served as the Chief Business Officer for Inverseon, Inc., one of KTEC's portfolio companies, during this time. He worked as an independent consultant from January 2003 to February 2005 and from April 2001 to October 2001. From October 2001 to December 2002, Mr. Boran was employed by EMD Pharmaceuticals, Inc., an affiliate of Merck KGaA, Darmstadt, Germany, most recently as Leader, Oncology Licensing and Business Development. From May 2000 to September 2000 Mr. Boran served as Senior Vice President, Business Development for DJ Pharma, Inc. which was then acquired by Biovail Pharmaceuticals, Inc. Mr. Boran served as Senior Vice President, Business Development for Biovail until April 2001.

     Rocco Mastrodomenico, 31, Nominee for Director, is a Certified Public Accountant. Mr. Mastrodomenico has been a Supervisor with Sobel & Company, LLC, a certified public accounting and consulting firm since October 2002. From August 2001 to September 2002, Mr. Mastrodomenico was a Proprietary Trader with Carlin Equities. From March 2001 to August 2001 he was an Equity Research Associate with Oppenheimer & Close. From April 1999 to March 2001, Mr. Mastrodomenico was a Financial Analyst with Winston and Controller of PWBI. From September 1996 to April 1999, Mr. Mastrodomenico was with Deloitte & Touche, LLP in several positions, including Senior Accountant.

     Qun Yi Zheng, Ph.D., 47, Director of the Company since August 2000, has been with Pure World and PWBI since March 1996, as President since December 2003, and Executive Vice President from 1996 to December 2003. From November 2000 to November 2003, Dr. Zheng was a director of Kent. From January 1995 to March 1996, Dr. Zheng was Technical Manager at Hauser Nutraceuticals, a division of Hauser Chemicals, Inc., a manufacturer and distributor of nutraceuticals.

Board Meetings and Committees

     The Board held two meetings during the fiscal year ended December 31, 2004 and otherwise acted by written consent. Each of the Company's directors attended all of the meetings of the Board of Directors and on all committees of the Board on which he served, except for Dr. Bicksler, who was absent for one committee meeting.

     The Board has an Audit Committee, which consists of Ms. Perge Stettner and Dr. Bicksler, each of whom has been determined by the Board to be independent under the Nasdaq listing standards. The Audit Committee which reviews the Company's internal controls, accounting practices and procedures, and results of operations, held four meetings in 2004.

     The  Board  also  has a  Compensation  Committee  consisting  of Ms.  Perge
Stettner and Mr. Boran. The Compensation Committee, which is responsible for reviewing management's compensation, held no meetings in 2004.

     The Board also has a Nominating Committee consisting of Dr. Bicksler and Mr. Boran, each of whom has been determined by the Company's Board of Directors to be independent under the Nasdaq listing standards. The Nominating Committee is responsible for assisting the Board in identifying individuals qualified to serve as directors of the Company and on committees of the Board, and overseeing the evaluation of the Board and the Company's management. The Board did not have a Nominating Committee in 2004, and thus held no meetings in 2004.

     The Nominating Committee does not have a written charter, however the Nominating Committee maintains the following guidelines for selecting nominees to serve on the Board. It may apply several criteria in selecting nominees. At a minimum, the Nominating Committee shall consider (a) whether each such nominee has an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and (b) the nominee's reputation for honesty and ethical conduct in his personal and professional activities. Additional factors that the Nominating Committee may consider include a candidate's specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, potential conflicts of interest and any other factors or qualities that the Nominating Committee believes will enhance the Board's ability to effectively manage and direct the company's affairs and business, including, where applicable, the ability of Board committees to perform their duties or satisfy any independence requirements under the Nasdaq listing standards or otherwise.

     The Nominating Committee will identify nominees by first evaluating the current members of the Company's Board of Directors whose terms are expiring and who are willing to continue in service. In doing so, the Nominating Committee will balance the skills and experience of such current directors, as well as the value of continuity of their service, with that of obtaining new perspectives for the Board. For new nominees, the Nominating Committee will identify potential candidates based on input from members of the Board and management and, if the Nominating Committee deems it appropriate, from one or more third-party search firms.

     Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee will assess, based on publicly available information regarding the person, whether the candidate should be considered further. If the Nominating Committee determines that the candidate warrants further consideration and the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee will request information from the candidate, review his or her accomplishments and qualifications and conduct one or more interviews with the candidate. If the candidate appears qualified, committee members may also contact references provided by the candidate or other persons with first-hand knowledge of the candidate's experience and accomplishments. Additionally, serious candidates may be requested to meet with some or all of the other members of the Board of Directors. Using the input from these interviews and the other information it has obtained, the Nominating Committee will determine whether it should recommend that the Board nominate, or elect to fill a vacancy with, a final prospective candidate. The Nominating Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder.

     Stockholders may recommend individuals to the Nominating Committee for consideration as potential director candidates by submitting their names and appropriate background and biographical information to the Nominating Committee, c/o Cortech, Inc., 376 Main Street, Bedminster, New Jersey 07921, on or before December 18, 2005. Assuming that the appropriate information has been timely provided, the Nominating Committee will consider these candidates in the same manner as it considers other Board candidates it identifies. The Company's stockholders also have the right to nominate director candidates without any action on the part of the Nominating Committee or the Company's Board of Directors by following the advance notice provisions of the Company as described under "Stockholder Proposals and Nominations" on page 13 of this Notice of Annual Meeting.

Communications with the Directors

     Stockholders may communicate in writing with any of the Company's directors by sending such written communication to Sue Ann Merrill, Secretary of the Company, at the Company's principal executive offices, 376 Main Street, Bedminster, New Jersey 07921. Copies of written communications received at such address will be provided to the relevant director or directors unless such communications are determined by the Company's outside general counsel to be inappropriate for submission to the intended recipient(s). However, any communication not so delivered will be made available upon request to any director. Examples of stockholder communications that would be considered inappropriate for submission include, without limitation, customer complaints, solicitations, product promotions, resumes and other forms of job inquiries, as well as material that is unduly hostile, threatening, illegal or similarly unsuitable.

Policy on Director Attendance at Annual Meetings

     All Board members are expected to attend the Company's annual meetings of stockholders. Attendance at the annual meeting will not be considered by the Nominating Committee in assessing director performance. Four directors attended the annual meeting of stockholders held on May 18, 2004.

Code of Ethics

     The Company has adopted a Code of Ethics. Stockholders may write to Sue Ann Merrill, the Secretary of the Company, at the Company's principal executive office: 376 Main Street, Bedminster, New Jersey 07921, to request a copy of the Code of Ethics, and the Company will provide it to any person without charge upon such request.

Audit Committee Financial Expert

     The Board of Directors of the Company has determined that Sheri Perge Stettner is an audit committee financial expert as that term is defined under SEC rules and that Ms. Perge Stettner is independent, as the term is used in
Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

Remuneration of Directors

     Directors who are not employees of the Company receive a monthly fee of $500 plus $1,000 for each day of attendance at board and committee meetings and $500 for each day of attendance telephonically at board and committee meetings. During 2004, the Company paid directors fees in the aggregate amount of approximately $36,000.

                                   PROPOSAL 2
              RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     Amper, Politziner & Mattia, P.C. ("Amper") served as the Company's independent public auditors for the fiscal year ended December 31, 2004, and the Board of Directors, upon the recommendation of the Audit Committee, has appointed Amper to be the Company's independent auditors for 2005. Although not required to do so, upon the recommendation of the Audit Committee, the Board is submitting to the shareholders for ratification at this meeting the appointment of Amper as its independent auditors for 2005. The Company expects that the stockholders will approve this proposal, but if the proposal is not approved, the Board will revisit its decision to appoint Amper as the Company's independent auditors for 2005. It is not expected that a representative of Amper will be present at the Annual Meeting.

     The Board recommends that you vote FOR the ratification of Amper as the Company's independent auditors for 2005.

     The services to be provided by Amper in 2005 will include performing the audit of the 2005 financial statements and reviewing quarterly reports. Amper has no direct or indirect interest in the Company.

     PricewaterhouseCoopers, LLP ("PWC") served as the Company's independent public auditors for the fiscal year ended December 31, 2003.

Audit Fees

     The aggregate fees billed to the Company by Amper for professional services rendered for the audit of the Company's annual financial statements for 2004 were approximately $13,500.

     The aggregate fees billed to the Company by PWC for the reviews of the financial statements included in the Company's Form 10-QSB for 2004 were approximately $14,000.

     The aggregate fees billed to the Company by PWC for professional services rendered for the audit of the Company's annual financial statements for 2003 and the reviews of the financial statements included in the Company's Forms 10-QSB for 2003 were approximately $22,000.

Audit Related Fees

     The aggregate fees billed to the Company by PWC in connection with the Company's Form 8-K filed on January 26, 2005 and the issuance of their consent of their 2003 opinion to be included in the Company's 2004 audit report were $5,000.

Tax Fees

     The aggregate fees, including expenses expected to be billed to the Company by Amper in connection with the preparation of income tax returns for the Company for the fiscal year ended December 31, 2004 were $2,500.

     The aggregate fees, including expenses billed to the Company by Amper in connection with the preparation of income tax returns for the Company for the fiscal year ended December 31, 2003 were $2,000.

     PWC did not render any tax compliance, tax advice or tax planning services, to the Company during 2004 or 2003.

All Other Fees

     No other fees were billed to the Company by Amper or PWC for the fiscal years ended December 31, 2004 and 2003.

Audit Committee Pre-Approval Policies and Procedures

     The Audit Committee pre-approved all non-audit work performed by Amper. Specifically, the Committee has pre-approved Amper for preparation of income tax returns for the Company.

                              BENEFICIAL OWNERSHIP

Security Ownership of Officers, Directors, Nominees and Certain Stockholders

     The following table sets forth the beneficial ownership of Common Stock of the Company as of the March 31, 2005, by each person who was known by the Company to beneficially own more than 5% of the Common Stock, by each current director and nominee, each Named Executive Officer, and by all current directors and executive officers as a group:

                                      Number of Shares             Approximate
     Name and Address of              of Common Stock                Percent
       Beneficial Owner             Beneficially Owned (1)           of Class
       ----------------             ----------------------           --------


  Asset Value Fund Limited                1,800,000                    50.06%
  Partnership (2)
  376 Main Street
  PO Box 74
  Bedminster, NJ 07921

  Paul O. Koether (2)                     1,910,000 (3)                51.68%
  211 Pennbrook Road
  PO Box 97
  Far Hills, NJ 07931

  James L. Bicksler                          20,000                         *
  96 Inwood Ave
  Upper Montclair, NJ 07043

  Diarmuid F. Boran                             404                         *
  8430 Haven Street
  Lenexa, KS 66219

  Sheri Perge Stettner                       22,000                         *
  12630 Breckenridge
  Dallas, TX 75230

  Qun Yi Zheng                               20,000                         *
  375 Huyler Street
  South Hackensack, NJ 07606

  Rocco Mastrodomenico                            -                         -
  52 Mill Road #2
  Morris Plain, NJ 07950

                                       Number of Shares            Approximate
      Name and Address of              of Common Stock               Percent
       Beneficial Owner             Beneficially Owned (1)          of Class
       ----------------             ----------------------          --------

  Sue Ann Merrill (2)                     1,850,000 (3)                50.74%
  376 Main Street
  PO Box 74
  Bedminster, NJ 07921

  Biotechnology Value Fund                  725,606 (4)                20.18%
  227 West Monroe Street
  Suite 4800
  Chicago, IL 60606

  All directors and officers              2,022,404                    53.14%
  as a group (6 persons)
  -----------------------------------
  * Represents less than one percent.

(1) This table is based upon information supplied by the Company's officers, directors and principal stockholders and Form 4's filed with the Securities Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 3,595,780 shares outstanding on March 31, 2005, adjusted as required by rules promulgated by the SEC. Included in such number of shares beneficially owned are shares subject to options currently exercisable or becoming exercisable within 60 days: Paul O. Koether (100,000); James L. Bicksler (20,000); Sheri Perge Stettner (20,000); Qun Yi Zheng (20,000); Sue Ann Merrill (50,000); and all directors and executive officers as a group (210,000).

(2) The sole general partner of Asset Value Fund Limited Partnership ("Asset Value") is Asset Value Management, Inc. ("AVM"), a Delaware corporation and wholly-owned subsidiary of Kent Financial Services Inc. ("Kent"), a Delaware corporation. Mr. Koether is the Chairman and President of Kent and the President of AVM. Ms. Merrill is the Assistant Secretary and Assistant Treasurer of AVM and Secretary of Kent.

(3) Includes 1,800,000 shares held by Asset Value. Mr. Koether, and Ms. Merrill disclaim beneficial ownership of those shares.

(4) According to Form 4 filed on December 10, 2001 on behalf of Biotechnology Value Fund L.P., Biotechnology Value Fund II L.P., BVF Partners L.P., BVF, Inc., and BVF Investments L.L.C. (collectively "Biotechnology Value Fund").

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act as amended and the regulations and rules promulgated thereunder require that the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Principal Owners"), (i) file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the National Association of Securities Dealers and (ii) furnish copies of these filings to the Company.

     Based solely on the Company's review of the copies of such forms it has received and representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all its officers, directors and Principal Owners complied with all filing requirements applicable to them with respect to transactions during 2004.

                             EXECUTIVE COMPENSATION

     The table below sets forth for the fiscal years ended December 31, 2004, 2003 and 2002, the compensation of the Company's Chief Executive Officer and its other Executive Officer of the Company or with annual compensation in excess of $100,000 ("Named Executive Officers").

                           Summary Compensation Table


                                                                         Long-Term Compensation
                                       Annual Compensation                        Award
                           -----------------------------------------    --------------------------
                                                                        Securities
Name and                                                Other Annual    Underlying      All Other
Principal Position         Year    Salary    Bonus      Compensation     Options      Compensation
------------------         ----    ------    -----      ------------     -------      ------------


Paul O. Koether (1)        2004    $   -     $   -          $   -             -          $     -
 Chief Executive           2003        -         -              -             -                -
 Officer and               2002        -         -              -             -                -
 Chairman of the Board

Sue Ann Merrill (1)        2004    $   -     $   -          $   -             -          $     -
 Chief Financial Officer   2003        -         -              -             -                -
 Treasurer and Secretary   2002        -         -              -             -                -
 (Principal Financial and
 Accounting Officer)



(1) Mr. Koether and Ms. Merrill were elected to their current positions on September 20, 1998 and receive no compensation or fees for their services.

Stock Option and Stock Appreciation Rights; Grants and Exercises

     No options or stock appreciation rights were granted to the Named Executive Officers in 2004.

     The table below contains information concerning the fiscal year-end value of unexercised options held by the Named Executive Officers. No options were exercised by any Named Executive Officer in 2004.

                                     Fiscal Year-End Options Values
                        --------------------------------------------------------
                             Number of Securities         Value of Unexercised
                            Underlying Unexercised            In-the-Money
                              Options at 12/31/04         Options at 12/31/04
                           Exercisable/Unexercisable   Exercisable/Unexercisable
                           -------------------------   -------------------------
        Name
        ----

        Paul O. Koether           100,000  /   -               $ -  /   -
        Sue Ann Merrill            50,000  /   -                 -  /   -

     The Company has no long-term incentive plans. The Company has no employment agreements or change in control arrangements with any Named Executive Officer.

Equity Compensation Plan Information

     The  following  table  shows   information  with  respect  to  each  equity
compensation plan under which the Company's Common Stock is authorized for issuance as of the end of fiscal year 2004.



                      Number of Securities      Weighted-average        Number of Securities remaining
                       to be issued upon       exercise price of         available for future issuance
                          exercise of             outstanding              under equity compensation
                      outstanding options,     options, warrants          plans (excluding securities
                      warrants and rights          and rights              reflected in column (a))
                           Column (a)              Column (b)                     Column (c)
                           ----------              ----------                     ----------

Equity
compensation plans
approved by
security holders             376,485                 $  4.80                       183,514

Equity
compensation plans
not approved by
security holders               6,250                    5.92                             -
                             -------                 -------                       -------

Total                        382,735                 $  5.67                       149,082
                             =======                 =======                       =======


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


Management Fee

     A management fee of $15,000 per month is paid to Asset Value Fund Limited Partnership ("AVF") for management services performed for the Company. Management services include, among other things, SEC filings, negotiations, evaluating merger and acquisition proposals, licensing, accounting and shareholder relations. The Company believes that the management fee is materially less than the cost for the Company to perform these services. AVF is the owner of approximately 50.06% of the Company's common stock. The sole general partner of AVF is Asset Value Management, Inc. ("AVM"), a Delaware corporation and wholly-owned subsidiary of Kent Financial Services, Inc. ("Kent"), a Delaware corporation. Paul O. Koether, Chairman of the Company is the Chairman of Kent and the beneficial owner of approximately 55.3% of Kent's outstanding common stock.


                             AUDIT COMMITTEE REPORT

     The Audit Committee consists of two directors, each of whom is independent as that term is defined in Rule 4200 (a)(14) of the National Association of Securities Dealers' Marketplace Rules. A brief description of the responsibilities of the Audit Committee is set forth above under the caption "Board Meetings and Committees." The Board of Directors has adopted the Audit Committee Charter, a copy of which is attached hereto in Appendix A.

     The Audit Committee has received and discussed the Company's audited financial statements for fiscal 2004 with the management of the Company. The
Audit Committee has discussed with Amper, Politziner & Mattia, P.C., the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (as modified and supplemented). The Company also has received the written disclosure and letter from Amper, Politziner & Mattia, P.C. required by Independence Standards Board Standard No. 1 (as modified and supplemented), and has discussed with Amper, Politziner & Mattia, P.C. its independence.

     Based on the review and discussions referred to above the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.


                                                             The Audit Committee
                                                  Sheri Perge Stettner, Chairman
                                                        James L. Bicksler, Ph.D.

                     STOCKHOLDERS' PROPOSALS AND NOMINATIONS

     Any stockholder who desires to present proposals to the next annual meeting and to have such proposals set forth in the Company's proxy statement mailed in conjunction with such annual meeting must submit such proposals to the Company not later than December 18, 2005. All stockholder proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company's proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.

     For any proposal that is not submitted for inclusion in next year's proxy statement, but is instead sought to be presented directly at the 2006 Annual Meeting, SEC rules permit management to vote proxies in its discretion if we:
(1) receive notice of the proposal before the close of business on March 4, 2006 and advise shareholders in the 2006 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) do not receive notice of the proposal prior to the close of business on March 4, 2006. Notices of intention to present proposals at the 2006 Annual Meeting should be addressed to Sue Ann Merrill, Secretary, Cortech, Inc., 376 Main Street, Bedminster, New Jersey 07921.

     In addition, the Company's policy on stockholder nominations for director candidates requires that to be considered for next year's slate of directors any stockholder nominations for director must be received by Sue Ann Merrill, the Secretary of the Company, at the Company's principal executive office: 376 Main Street, Bedminster, New Jersey 07921, no later than December 18, 2005.

     Stockholders may write to Sue Ann Merrill, the Secretary of the Company, at the Company's principal executive office: 376 Main Street, Bedminster, New Jersey 07921, to deliver the stockholder proposals and stockholder nominations discussed above.

                             ADDITIONAL INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 accompanies this Proxy Statement.

     Your cooperation in promptly marking, signing, dating and mailing the enclosed proxy card will be greatly appreciated.

                                          By Order of the Board of Directors



                                          /s/ Paul O. Koether
                                          --------------------------------------
                                          Paul O. Koether
                                          Chairman and President

Dated: April 18, 2005

                                                                      APPENDIX A

                      CORTECH, INC. AUDIT COMMITTEE CHARTER

                                  Introduction
                                  ------------

     This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of Cortech, Inc. (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess this Charter annually and recommend any proposed changes to the Board for approval.

     The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board.

     The membership of the Committee shall consist of at least two directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of NASDAQ.

     The Committee shall maintain free and open communication with the independent auditors, and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee at Company expense may retain outside counsel, auditors or other advisors as the Committee may deem appropriate.

     One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO and the lead independent audit partner.

     The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors and management.

                                Responsibilities
                                ----------------

     Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

     a. Recommending to the Board the independent auditors to be retained (or nominated for stockholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the stockholders.

     b. Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

     c. Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity or independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

     d. Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, pricing of securities held by the Company, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB and any Annual Report to Shareholders.

     e. Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

     f. Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

     g. Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Reports on Form 10-QSB prior to their filing, (2) earnings announcements prior to release (if practicable), and (3) the results of the review of any such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair, either in person or by telephone.)

     h. Discussing with management, and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

     i. Discussing with management and/or Company counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

     j. Reviewing management "conflict of interest" transactions.

     The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does. Accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its stockholders and others.

Proxy - Cortech, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS, MAY 17, 2005


The undersigned hereby appoints Paul O. Koether and Sue Ann Merrill, or either of them, as proxies with full power of substitution to vote all shares of common stock, par value $.002 per share, of Cortech, Inc. which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Cortech, Inc. to be held on Tuesday, May 17, 2005 and at any adjournment(s), postponement(s) or continuation(s) thereof. The proxies are instructed on the reverse side. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment(s), postponement(s) or continuation(s) thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE PERSONS NAMED HEREON AS A DIRECTOR, "FOR" THE RATIFICATION OF AMPER, POLITZINER & MATTIA, P.C. AS INDEPENDENT AUDITORS AND "FOR" SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE. BY MARKING, SIGNING, DATING AND RETURNING THIS PROXY, THE UNDERSIGNED HEREBY REVOKES ALL PRIOR PROXIES.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                 (continued and to be signed on the other side)

A   Election of Directors
1. To elect the nominees whose names appear below as directors until the next Annual Meeting or until their successors are duly elected and qualified. The Board of Directors recommends a vote FOR the listed nominees.

[ ]          FOR nominees listed below (except as marked to the contrary below)

[ ]          WITHHOLD AUTHORITY to vote for nominee(s) listed below

             -------------------------------------------------------

                      Nominees:                 Paul O. Koether
                                                James L. Bicksler, Ph.D.
                                                Diarmuid F. Boran
                                                Rocco Mastrodomenico
                                                Qun Yi Zheng, Ph.D.

B   Issues
The Board of Directors recommends a vote FOR the following proposal.

2. To ratify the selection of Amper, Politziner & Mattia, P.C. as Independent Auditors of the Company for the fiscal year ended December 31, 2005.

[ ]          FOR

[ ]          AGAINST

[ ]          ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed hereon by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2. A proxy submitted which either gives no direction or which "abstains" on all issues, will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
IMPORTANT: Signature(s) should agree with name(s) as printed on this proxy. When shares are held by Joint Tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature                                    Date                         , 2005
          -----------------------------------     ------------------------
           Signature and title or authority

Signature                                    Date                         , 2005
          -----------------------------------     ------------------------
           Signature if held jointly